UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2024

Laser Photonics Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-56166	84-3628771
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1101 N. Keller Rd.
Suite G
Orlando, FL	32810
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 804-1000

  (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LASE	The Nasdaq Stock Market LLC

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 6, 2024, the Board of Directors (the “Board”) of the registrant (“Laser Photonics”) appointed Carlos M Gonzalez, age 77, to fill the vacancy on its Board for an independent director and to be Chairman of its Audit Committee following the resignation on September 20, 2023, from the Laser Photonics Board by Ryan Tennyson, an independent director who was also Chairman of the Audit Committee. Since August 2013, Mr. Gonzalez has served as Managing Director of Global Pangermex, LLC, a distributor of chemicals for the treatment of fruits and commercial seafood on a global basis, including through access to financial services such as insurance and financing. Mr. Gonzalez concurrently from October 2013 to July 2017 served as the International Trade Finance & Business Development Director for Unified Energy Solutions, Inc., a company assisting medium to large users of energy with the planning, including financing products and services, to provide economically feasible alternative green energy sources of energy using only quality U.S. or European made products.  From April 2009 to September 2013, Mr. Gonzalez was the Business Development Director of Sfinkx Corporation, a manufacturer of high-tech industrial laser equipment and photovoltaic energy-generating equipment. Mr. Gonzalez previously held for over 25 years several executive officer positions with large and medium-sized banks, including Wells Fargo, SunTrust Bank, Banco Popular North America, and Fifth Third Bank. Mr. Gonzalez was an Adjunct Professor of Finance at the University of Central Florida, School of Business Administration, from 1988 to 1995.  Mr. Gonzalez received his B.S. degree in Business Administration from Portland State University with a minor in Finance and Marketing. His professional education includes the U.S. Army Command and General Staff College and the Florida Bankers Association’s International Banking School. He is a Vietnam and Operation Desert Storm veteran, received the U.S. Army Bronze Star Medal, and retired with the rank of Major.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 7, 2024	Laser Photonics Corporation

	By:	/s/ Wayne Tupuola
Wayne Tupuola
CEO

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